Exhibit 99.1

FOR IMMEDIATE RELEASE
CONTACT: Andrew Samuel (717) 724-2800	CONTACT: John Featherman (484) 881-4100

Tower and First Chester Announce Efforts Towards

Completion of Acquisition in the Third Quarter of 2010

Company Release – May 24, 2010

HARRISBURG, Pa. — Tower Bancorp, Inc. (“Tower”) (NASDAQ: TOBC) and First Chester County Corporation (“First Chester”) (NASDAQ: FCEC) today jointly announced that their management teams and employees continue to work towards accomplishing the necessary steps to complete Tower’s proposed acquisition of First Chester. The proposed acquisition has been approved by the Pennsylvania Department of Banking and the Federal Deposit Insurance Corporation (“FDIC”).

As previously disclosed, First Chester is currently in the process of completing the restatement of its financial statements contained in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009, as well as completing its Annual Report on Form 10-K for the year ended December 31, 2009 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2010. First Chester is working diligently to complete and file the restatements, the Form 10-K and the Form 10-Q as soon as practicable.

Due to these unforeseen delays, it is now anticipated that the transaction will be completed during the third quarter of 2010. The transaction remains subject to approval by the Federal Reserve Board and the shareholders of both Tower and First Chester, as well as the satisfaction of other closing conditions. After First Chester’s filings with the SEC have been completed, Tower intends to file with the Securities and Exchange Commission a registration statement on Form S-4, which will include a joint proxy statement indicating the time and date of the shareholder meetings for each of Tower and First Chester.

“Tower remains very confident and excited about this acquisition as a continuation of our strategy to selectively expand our geographic footprint in contiguous markets with long-term growth potential,” said Tower Chairman and Chief Executive Officer Andrew S. Samuel. John A. Featherman III, Chairman, President and Chief Executive Officer of First Chester added, “Although we have had to deal with some unforeseen delays, both First Chester and Tower remain committed to completing this transaction. Integration preparations are proceeding very well as employees of both organizations are putting forth tremendous effort to ensure that our customers and communities continue to experience the highest level of service and commitment throughout this process.”

Additional Information About the Merger

The proposed transaction will be submitted to the shareholders of First Chester and Tower for their consideration and approval. In connection with the proposed transaction, Tower will be filing with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 which will include a joint proxy statement/prospectus and other relevant documents to be distributed to the shareholders of Tower and First Chester. Investors are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Tower and First Chester, free of charge from the SEC’s website (www.sec.gov), by contacting Tower Bancorp, Inc., 112 Market Street, Harrisburg, Pennsylvania 17101, Attention: Brent Smith, Investor Relations, telephone 717-724-4666 or by contacting First Chester County Corporation, 9 North High Street, West Chester, Pennsylvania 19381, Attention: John Stoddart, Investor Relations, telephone 484-881-4141. INVESTORS SHOULD READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE TRANSACTION.

Tower, First Chester and their respective directors, executive officers, and certain other members of management and employees may be soliciting proxies from Tower and First Chester shareholders in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Tower and First Chester shareholders in connection with the proposed transaction will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Tower’s executive officers and directors in its most recent proxy statement filed with the SEC, which is available at the SEC’s Internet site (www.sec.gov). Information about First Chester’s executive officers and directors is set forth in its most recent proxy statement filed with the SEC, which is available at the SEC’s Internet site. You can also obtain free copies of these documents from Tower or First Chester, as appropriate, using the contact information above.

This document is not an offer to sell shares of Tower’s securities which may be issued in the proposed transaction. Such securities are offered only by means of the joint proxy statement/prospectus referred to above.

About Tower Bancorp, Inc.

Tower Bancorp, Inc. is the parent company of Graystone Tower Bank, a full-service community bank operating 27 branch offices in central Pennsylvania and Maryland through two divisions, Graystone Bank and Tower Bank. With total assets of approximately $1.5 billion, the company’s unparalleled competitive advantage is its 300 employees and a strong corporate culture paired with a clear vision that provides customers with uncompromising service and individualized solutions to every financial need. Tower Bancorp Inc.’s common stock is listed on the NASDAQ Global Market under the symbol “TOBC.” More information about Tower Bancorp, Inc. and its divisions can be found on the internet at www.yourtowerbank.com, www.graystonebank.com and www.towerbancorp.com.

About First Chester County Corporation

First Chester County Corporation and its wholly owned subsidiary, First National Bank of Chester County, is a financial institution with $1.3 billion in assets and with 23 branch offices located in Chester, Delaware, Lancaster and Cumberland counties. Founded in 1863, First National Bank of Chester County is the eighth oldest national bank in the country. First National provides quality financial services to individuals, businesses, government entities, non profit organizations, and community service groups. Wealth Management and Trust Services are provided through First National Wealth Management, a division of First National Bank of Chester County. For more information, visit www.1nbank.com. Mortgage services are provided through American Home Bank, a division of First National Bank of Chester County. American Home Bank (AHB) has multiple national delivery channels in the retail and wholesale mortgage arena as well as joint venture mortgage partnerships with builders and systems-built manufacturers. For more information visit www.bankahb.com.

Safe Harbor for Forward-Looking Statements

This document may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various risks, uncertainties and other factors. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: ineffectiveness of the company’s business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations, including industry consolidation and development of competing financial products and services; interest rate movements; changes in credit quality; inability to achieve merger-related synergies; difficulties in integrating distinct business operations, including information technology difficulties; volatilities in the securities markets; and deteriorating economic conditions, and other risks and uncertainties, including those detailed in Tower Bancorp, Inc.’s and First Chester County Corporation’s filings with the Securities and Exchange Commission (SEC).

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